UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2005

WINLAND ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637 (Commission File Number)	41-0992135 (IRS Employer Identification No.)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX TO FORM 8-K
2005 Equity Incentive Plan
Form of Incentive Stock Option Agreement
Form of Nonqualified Stock Option Agreement
Form of Restricted Stock Agreement

Item 1.01 Entry into a Material Definitive Agreement.

     On May 10, 2005, the shareholders of Winland Electronics, Inc. (the “Company”) approved the 2005 Equity Incentive Plan, which provides for the issuance of up to 400,000 shares of the Company’s Common Stock. A copy of the plan and forms of agreements to be used under the plan are attached hereto as exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

10.1	2005 Equity Incentive Plan

10.2	Form of Incentive Stock Option Agreement under the 2005 Equity Incentive Plan

10.3	Form of Nonqualified Stock Option Agreement under the 2005 Equity Incentive Plan

10.4	Form of Restricted Stock Agreement under the 2005 Equity Incentive Plan

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2005

WINLAND ELECTRONICS, INC.

By	/s/ Lorin E. Krueger

Lorin E. Krueger
President and Chief Executive Officer

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
May 10, 2005	1-15637

WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM
10.1	2005 Equity Incentive Plan

10.2	Form of Incentive Stock Option Agreement under the 2005 Equity Incentive Plan

10.3	Form of Nonqualified Stock Option Agreement under the 2005 Equity Incentive Plan

10.4	Form of Restricted Stock Agreement under the 2005 Equity Incentive Plan

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